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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 15, 2001, except for Note 14 for which the date is June 21, 2001 relating to the financial statements and financial statement schedule of ViaSat, Inc., which appears in ViaSat, Inc.'s Annual Report on Form 10-K for the year ended March 31, 2001.


                                        /s/PRICEWATERHOUSECOOPERS LLP




San Diego, California
August 7, 2001